UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08822

CAPITAL MANAGEMENT INVESTMENT TRUST
(Exact name of registrant as specified in charter)

60 Broad Street, 39th Floor, New York, NY 10004
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 626-3863

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Item 1. Reports to Stockholders.

Wellington Shields All-Cap Fund - Institutional Shares

TICKER: WSACX

Annual Shareholder Report

November 30, 2025

This annual shareholder report contains important information about Wellington Shields All-Cap Fund ("Fund") for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.cmitfunds.com/literature. You can also request this information by contacting us at 1-888-626-3863.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Institutional Shares	$139	1.29%
Management's Discussion of Fund Performance

The Wellington Shields All-Cap Fund Institutional Shares (the "All-Cap Fund") had a total return of 14.85% for the fiscal year ending November 30, 2025, compared with returns of 14.09% for the Russell 1000® Index and 15.00% for the S&P 500® Index for the same period. The All-Cap Fund performance was negatively impacted by declines in United Health Group Inc., Apollo Global Management Inc., and Flutter Plc., while Nvidia Corp., Alphabet Inc., and Bloom Energy Corp. were positive contributors to the portfolio performance.

The fiscal year began in the midst of a renewed interest rate cutting cycle with the Federal Reserve citing rising unemployment as a bigger concern than inflation. Lower interest rates propelled equity markets to new highs in February before inflation concerns caused the market to question the pace and magnitude of continued interest rate cuts. Markets were shocked by President Trump's initial tariff salvo in April, and completed a 20% peak to trough correction a week after that announcement. Markets began a slow and sustained recovery through the remainder of the year as actual tariff implementation was not as draconian as feared. A capital spending arms race by the well-funded hyperscalers to deliver Artificial Intelligence drove strong earnings growth across a wide range of technology, infrastructure, and power suppliers. The One Big Beautiful Tax Bill signed into law July 4th included a huge incentive for investment in the United States in the form of 100% depreciation for capital investments. Consumers are also poised to benefit from larger tax refunds in April 2026. In this environment corporate earnings grew much faster than anticipated which drove strong returns for the equity market.

The All-Cap Fund particularly benefited from investments in areas related to artificial intelligence, carbon free energy, the continued evolution of the energy grid, and the development of GLP-1 drugs.

We appreciate your continued trust and investment in the Wellington Shields All-Cap Fund.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns (as of November 30, 2025)
	One Year	Five Years	Ten Years
Wellington Shields All-Cap Fund – Institutional Shares	14.85%	10.63%	10.04%
Russell 1000® Index	14.09%	14.53%	14.38%
S&P 500® Index	15.00%	15.28%	14.63%
Fund Statistics
(as of November 30, 2025)
Net Assets ($)	$69,222,647
Number of Portfolio Holdings	36
Portfolio Turnover Rate (%)	20%
Total Advisory Fees Paid ($)	$615,783

What did the Fund invest in?
Top Ten Holdings
(% of net assets)

Goldman Sachs Financial Square Government Fund Institutional Class	7.44%
Alphabet, Inc. - Class A	5.55%
NVIDIA Corporation	4.96%
Bloom Energy Corporation - Class A	4.25%
Eli Lily And Company	4.04%
Microsoft Corporation	3.91%
JPMorgan Chase & Co.	3.84%
Quanta Services, Inc.	3.76%
Amazon.com, Inc.	3.70%
Walmart Inc.	3.54%
Sectors (% of net assets)

*	Net Assets represents cash equivalents and liabilities in excess of other assets.
Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.cmitfunds.com/literature.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-626-3863 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2025	FYE 11/30/2024
Audit Fees	$15,200	$14,950
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 11/30/2025	FYE 11/30/2024
Registrant		$3,750	$3,000
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Wellington Shields All-Cap Fund
		Schedule of Investments
	November 30, 2025
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Aerospace & Defense
3,000	Curtiss-Wright Corporation	$ 1,692,870	2.45%

Automobiles
4,000	Tesla, Inc. *	1,720,680	2.49%

Capital Markets
1,900	BlackRock, Inc.	1,989,870
8,000	Blackstone Inc.	1,171,360
		3,161,230	4.57%

Chemicals
5,000	Linde PLC (United Kingdom)	2,051,600	2.96%

Construction & Engineering
5,600	Quanta Services, Inc.	2,603,328	3.76%

Electric Utilities
5,500	Constellation Energy Corporation	2,003,980
11,000	NextEra Energy, Inc.	949,190
		2,953,170	4.27%

Electrical Equipment
26,900	Bloom Energy Corporation - Class A *	2,938,556
2,300	GE Vernova Inc.	1,379,471
		4,318,027	6.24%

Electronic Computers
7,900	Apple Inc.	2,202,915	3.18%

Entertainment
3,100	Take-Two Interactive Software, Inc. *	762,817	1.10%

Financial Services
12,000	Apollo Global Management Inc.	1,582,200
3,000	Berkshire Hathaway Inc. - Class B *	1,541,430
		3,123,630	4.51%

Food & Staples Retailing
22,200	Walmart Inc.	2,453,322	3.54%

Health Care Equipment & Supplies
2,200	Intuitive Surgical, Inc. *	1,261,656	1.82%

Health Care Providers & Services
2,050	McKesson Corporation	1,806,296	2.61%

Interactive Media Services
2,200	Meta Platforms, Inc. - Class A	1,425,490	2.06%

Internet & Direct Marketing Retail
12,000	Alphabet, Inc. - Class A	3,842,160
11,000	Amazon.com, Inc. *	2,565,420
		6,407,580	9.26%

IT Services
7,000	International Business Machines Corporation	2,160,060	3.12%

Life Sciences Tools & Services
1,300	Thermo Fisher Scientific Inc.	768,079	1.11%

National Commercial Banks
8,500	JPMorgan Chase & Co.	2,661,180	3.84%

Oil, Gas & Consumable Fuels
6,500	Cheniere Energy, Inc.	1,354,990
2,852	Exxon Mobil Corporation	330,604
		1,685,594	2.43%

Pharmaceuticals
2,600	Eli Lilly And Company	2,796,222	4.04%

Semiconductors & Semiconductor Equipment
4,375	Applied Materials, Inc.	1,103,593
1,275	ASML Holding N.V. ADR	1,351,500
19,400	NVIDIA Corporation	3,433,800
		5,888,893	8.51%

Software
5,500	Microsoft Corporation	2,706,055
10,000	Palantir Technologies Inc. - Class A *	1,684,500
10,000	Palo Alto Networks, Inc. *	1,901,300
		6,291,855	9.09%

Specialty Retail
6,000	Ross Stores, Inc.	1,058,160	1.53%

Total for Common Stocks (Cost $30,086,460)		61,254,654	88.49%

EXCHANGE TRADED FUNDS
Equity Funds
7,500	Invesco S&P 500® Equal Weight ETF	1,436,475
17,000	VanEck Gold Miners ETF	1,414,910
Total Exchange Traded Funds (Cost $2,046,660)		2,851,385	4.12%

MONEY MARKET FUNDS
5,153,854	Goldman Sachs Financial Square Government Fund
	Institutional Class 3.83% **	5,153,854
Total Money Market Funds (Cost $5,153,854)		5,153,854	7.44%

Investments at Fair Value (Cost $37,286,974)		69,259,893	100.05%

Liabilities in Excess of Other Assets		(37,246)	-0.05%

Net Assets		$ 69,222,647	100.00%

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at November 30, 2025.
ADR - American Depositary Receipt.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Wellington Shields All-Cap Fund

Statement of Assets and Liabilities
November 30, 2025

Assets:
Investments at Fair Value	$ 69,259,893
(Cost $37,286,974)
Prepaid Expenses	3,855
Receivables:
Dividends	45,496
Total Assets	69,309,244
Liabilities:
Advisory Fees Payable	56,163
Administration Fees Payable	4,441
Accrued Trustees Fees	146
Other Accrued Expenses	25,847
Total Liabilities	86,597
Net Assets	$ 69,222,647
Net Assets Consist of:
Paid In Capital (par value and paid in surplus)	$ 37,217,736
Total Distributable Earnings	32,004,911
Net Assets	$ 69,222,647

Institutional Shares
Net Assets	$ 69,222,647
Institutional Shares Outstanding, $0.01 par value (unlimited shares authorized)	2,093,131
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$ 33.07

Statement of Operations
For the fiscal year ended November 30, 2025

Investment Income:
Dividends (Net of foreign withholding tax of $1,190)	$ 551,615
Total Investment Income	551,615

Expenses:
Management Fees	615,783
Transfer Agent Fees & Accounting Fees	47,936
Administration Fees	43,631
Legal Fees	23,275
Audit Fees	18,983
Trustees Fees	16,146
Miscellaneous Expense	10,354
Custody Fees	7,325
Insurance Expense	4,954
Printing and Postage Expense	3,289
Registration Expense	3,238
Total Expenses	794,914
Net Investment Loss	(243,299)

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	422,329
Net Change In Unrealized Appreciation on Investments	8,759,263
Net Realized and Unrealized Gain on Investments	9,181,592

Net Increase in Net Assets from Operations	$ 8,938,293

The accompanying notes are an integral part of these financial statements.

Wellington Shields All-Cap Fund

Statements of Changes in Net Assets
	Year Ended	Year Ended
	11/30/2025	11/30/2024
From Operations:
Net Investment Loss	$ (243,299)	$ (106,409)
Net Realized Gain on Investments	422,329	2,587,990
Net Change in Unrealized Appreciation on Investments	8,759,263	12,577,296
Net Increase / (Decrease) in Net Assets from Operations	8,938,293	15,058,877

From Distributions to Shareholders:
Institutional Shares	(2,446,907)	(229,085)
Change in Net Assets from Distributions	(2,446,907)	(229,085)

From Capital Share Transactions:
Institutional Shares
Shares Sold	186,708	154,443
Reinvested Distributions	2,415,494	226,236
Shares Redeemed	(2,217,013)	(2,616,865)
Net Increase / (Decrease) from Capital Share Transactions	385,189	(2,236,186)

Net Increase / (Decrease) in Net Assets	6,876,575	12,593,606

Net Assets at Beginning of Year	62,346,072	49,752,466
Net Assets at End of Year	$ 69,222,647	$ 62,346,072

Share Transactions:
Institutional Shares
Shares Sold	6,399	5,887
Reinvested Distributions	84,656	9,398
Shares Redeemed	(77,759)	(97,060)
Net Increase / (Decrease) in Shares	13,296	(81,775)

The accompanying notes are an integral part of these financial statements.

Wellington Shields All-Cap Fund

Financial Highlights
Selected data for a share outstanding
throughout each year:	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2025		11/30/2024	11/30/2023	11/30/2022	11/30/2021
Net Asset Value -
Beginning of Year	$ 29.98		$ 23.02	$ 23.00	$ 29.21	$ 25.09
Net Investment Income / (Loss) (a)	(0.11)		(0.05)	0.11	0.17	(0.18)
Net Gain / (Loss) on Investments
(Realized and Unrealized)	4.37		7.12	0.47	(4.64)	7.01
Total from Investment Operations	4.26		7.07	0.58	(4.47)	6.83

Distributions (From Net Investment Income)	-	+	(0.11)	(0.04)	(0.13)	-
Distributions (From Net Realized Gains)	(1.17)		-	(0.52)	(1.61)	(2.71)
Total Distributions	(1.17)		(0.11)	(0.56)	(1.74)	(2.71)

Net Asset Value -
End of Year	$ 33.07		$ 29.98	$ 23.02	$ 23.00	$ 29.21
Total Return (b)	14.85%		30.81%	2.57%	(15.25)%	26.88%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 69,223		$ 62,346	$ 49,752	$ 51,819	$ 61,755

Before Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets	1.29%		1.31%	1.33%	1.30%	1.28%
After Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets	1.29%		1.31%	1.33%	1.30%	1.50%
Ratio of Net Investment Income / (Loss) to
Average Net Assets	(0.40)%		(0.19)%	0.48%	0.67%	(0.64)%

Portfolio Turnover Rate	20.39%		45.77%	57.06%	74.35%	45.90%

+ Less than +/- $0.005 per share.
(a) Based on Average Shares Outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
WELLINGTON SHIELDS ALL-CAP FUND
November 30, 2025

1. ORGANIZATION
Wellington Shields All-Cap Fund (the “Fund”) is a diversified series of the Capital Management Investment Trust (the “Trust”), a registered open-end management investment company. The Trust was organized on October 14, 1994, as a Massachusetts business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2025, there is one series authorized by the Trust. Prior to March 29, 2018, the Fund was known as the Capital Management Mid-Cap Fund. The Fund’s investment advisor is Capital Management Associates, Inc. (“CMA” or “Advisor”). The Fund currently offers Institutional shares. The Fund commenced operations on January 27, 1995. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The Fund follows the significant accounting policies described in this section.

SEGMENT REPORTING:
The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the portfolio managers at the Advisor are deemed to be the Chief Operating Decision Maker.

INVESTMENT VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Advisor as “Valuation Designee” pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (“1940 Act”).

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recorded on the accrual basis and includes amortization of discounts and premiums.  Payments received from certain investments, such as Real Estate Investment Trusts ("REITs"), held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

DIVIDEND DISTRIBUTIONS
Dividends paid by the Fund derived from net investment income (if any) will generally be paid annually. Distributions from capital gains (if any) are generally declared and distributed annually. The Fund may also make a supplemental distribution subsequent to the end of its fiscal year. Dividends and distributions to shareholders are recorded on the ex-dividend date.

ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported year. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, a 20% tax would be imposed for each tax year on undistributed personal holding company income. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

As of and during the fiscal year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of November 30, 2025, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years and expected to be taken during the fiscal year ended November 30, 2025, and has concluded that no provision for income tax is required in these financial statements.

3. SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and exchange traded funds). Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available or when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures.

Money market funds. Shares of money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Committee, which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the price at which the security could reasonably be sold in a current market transaction. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2025:

Valuation Input of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 61,254,654	$ -	$ -	$ 61,254,654
Exchange Traded Funds	2,851,385	-	-	2,851,385
Money Market Funds	5,153,854	-	-	5,153,854
Total	$ 69,259,893	$ -	$ -	$ 69,259,893

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended November 30, 2025.

During the fiscal year ended November 30, 2025, there were no derivative transactions in the Fund.

4. INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with CMA. Under the terms of the Investment Advisory Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor manages the investment and reinvestment of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor earns an annual management fee of 1.00% of the Fund’s first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 2025, the Advisor earned management fees totaling $615,783. As of November 30, 2025, the Fund owed the Advisor $56,163. The Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, Acquired Fund Fees and Expenses and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of the Fund through the period ending April 1, 2026 (“Expense Limitation Agreement”). It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act; and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement for a period of three years from the date of the actual waiver or expense reimbursement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million; (ii) the Fund’s total annual expense ratio is less than the percentage limit stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis. No waivers or reimbursements were incurred during the fiscal year ended November 30, 2025. Additionally, as of November 30, 2025, there were no previously waived fees available for reimbursement to the Advisor. Certain officers and directors of the Advisor are also officers and/or Trustees of the Trust.

5. OTHER TRANSACTIONS WITH AFFILIATES
Distributor
Wellington Shields & Co., LLC (the “Distributor”) is the Fund’s principal underwriter and distributor. The Distributor is also the introducing broker-dealer and is used by the Fund for its investment transactions. For the fiscal year ended November 30, 2025, there were commissions on investment transactions paid to the Distributor of $4,446. Certain Trustees and officers of the Trust are also officers of the Distributor.

Administrator
Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower rates at higher asset levels, subject to a minimum monthly fee of $2,500, plus reimbursement of out-of-pocket expenses. For its services, during the fiscal year ended November 30, 2025, PFS earned $43,631. As of November 30, 2025, the Fund owed the Administrator $4,441. Certain officers of the Trust are also officers of the Administrator.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES
For the fiscal year ended November 30, 2025, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $12,269,896 and $19,567,431, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7. CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2025, W.H. Flowers, Jr. Foundation, Inc., owned of record approximately 31.68% of the Fund and therefore, may be deemed to control the Fund.

8. TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2025, was $37,286,974.

At November 30, 2025, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	Depreciation		Net Appreciation/(Depreciation)
$31,974,979	($2,060)		$31,972,919

The tax character of distributions was as follows:

	Year Ended		Year Ended
	November 30, 2025		November 30, 2024
Ordinary Income:	$ 5,708		$ 229,085
Long-term Capital Gain:	2,441,199		-
	$ 2,446,907		$ 229,085

Subsequent to November 30, 2025, there was a long-term capital gain paid on December 22, 2025 to the shareholders of record on December 19, 2025, of $0.07138 per share.

As of November 30, 2025, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other Accumulated Losses		$ (248,757)
Accumulated Undistributed Capital Gains		280,749
Unrealized Appreciation (Depreciation) - Net		31,972,919
Total Distributable Earnings		$ 32,004,911

As of November 30, 2025, there were no differences between book basis and tax basis unrealized appreciation. As of November 30, 2025, other accumulated losses above are attributable to deferred late year ordinary losses of $244,844 and straddle loss deferrals of $3,913.

As of the fiscal year ended November 30, 2025, the following adjustment was recorded and was primarily related to the reclassification of net operating loss for tax purposes:

Paid-In Capital	$(112,607)
Distributable Earnings	$112,607

9. COMMITMENTS AND CONTINGENCIES
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

10. SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Other than the distribution discussed in Note 8, management has concluded that there is no impact requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wellington Shields All-Cap Fund and
Board of Trustees of Capital Management Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wellington Shields All-Cap Fund (the “Fund”) a series of Capital Management Investment Trust, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025,, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 18, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

/s/ Cohen & Company, LTD.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
January 23, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7. The registrant paid the Chief Compliance Officer $0 for the fiscal year ended November 30, 2025.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On October 8, 2025, the Board of Trustees (the “Board”) considered the renewal of the Advisory Agreement between Capital Management Associates, Inc. (“CMA”) and the Trust with respect to the Wellington Shields All-Cap Fund (the “Fund”). Counsel discussed with the Board the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature and extent of the services provided by CMA; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by CMA from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the investors of the Fund; and (v) CMA’s practices regarding possible conflicts of interest and other benefits derived by CMA.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, including information presented to the Board in CMA’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the consideration of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by CMA; (ii) quarterly assessments of the investment performance of the Fund from CMA; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing CMA’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and CMA; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of CMA; and (vii) the memorandum from Counsel summarizing the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about CMA, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of the Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s expenses; and (iv) benefits to be realized by CMA from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement.

1. The nature, extent and quality of the services provided by CMA.

In this regard, the Board considered the responsibilities CMA has under the Advisory Agreement and the services provided by CMA to the Fund including CMA’s processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations. The Board considered: CMA’s staffing, personnel and methods of operating; the education and experience of CMA’s personnel; and CMA’s compliance program, policies and procedures. After reviewing the foregoing and further information from CMA, the Board concluded that the quality, extent and nature of the services provided by CMA was satisfactory and adequate for the Fund.

2. Investment performance of the Fund and CMA.
In considering the investment performance of the Fund and CMA, the Trustees compared the performance of the Fund with the performance of its benchmark index and comparable funds with similar objectives and size managed by other investment advisers.

The Board considered the consistency of CMA’s management of the Fund with its investment objective and policies.  The Trustees also considered that Morningstar has placed the Fund in its US Fund Large Growth category.  The Board noted that while the Fund underperformed the average of its Morningstar category for the 1-year, 3-year, 5-year and 10-year periods as of August 31, 2025, the Fund’s performance improved as  compared to its benchmark indexes and the Dow Jones Industrial Index for the period ended September 30, 2025. The Fund outperformed its benchmark indexes and the Dow Jones Industrial Index for the calendar and one-year period ended September 30, 2025. The Board noted CMA’s explanation that the Fund’s relative underweighting to the technology sector as compared to the US Fund Large Growth category was a factor in the Fund’s comparative underperformance.  Based on the foregoing, the Board concluded that the investment performance information presented for the Fund was acceptable at this time.

3. The costs of the services provided and profits realized by CMA from the relationship with the Fund.

In considering the costs of the services provided and profits realized by CMA from the relationship with the Fund, the Board considered: CMA’s staffing, personnel and methods of operating; the financial condition of CMA and the level of commitment to the Fund by CMA; the expected asset levels of the Fund; and the overall expenses of the Fund. The Board considered financial statements of CMA and discussed the financial stability and profitability of the firm. The Board considered that the management fee and net expense ratio for the Fund was above the category median for the Morningstar Large Growth Category but within the range of the category. The Board noted the management fee was in the highest 20th percentile in its category. The Board noted that the Fund’s assets are significantly smaller than the majority of the funds in the Morningstar category. The Board considered that CMA does not have any separate accounts which are managed similarly to the Fund but that the advisory fees charged to the Fund are comparable to those charged to CMA’s other clients with equity portfolios. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to CMA by the Fund were fair and reasonable.

4. The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the investors of the Fund.

In this regard, the Board considered the Fund’s fee arrangements with CMA. The Trustees noted that CMA has agreed to breakpoint fee schedules in the Advisory Agreement and to an expense limitation agreement for the Fund. The Board noted that CMA also has waived its recoupment rights under the expense limitation agreement. The Board further noted that each of these arrangements is a benefit to the Fund’s shareholders. Following further discussion of the Fund’s expected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the breakpoint schedule and expense limitation arrangements provided potential savings or protection for the benefit of the Fund’s shareholders.

5. Possible conflicts of interest and benefits derived by CMA.

In considering CMA’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that CMA does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of CMA’s code of ethics. The Board considered that the Adviser benefits, indirectly from the relationship with the Fund in that commissions are paid to its affiliate, Wellington Shields & Co. Based on the foregoing, the Board determined that CMA’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further analysis by the Board, that in reliance on the information provided by CMA, the continuation of the Advisory Agreement between the Trust, on behalf of the Fund, and CMA,is approved and renewed for a period of one year ending October 31, 2026.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL MANAGEMENT FUNDS

By: /s/W. Jameson McFadden
W. Jameson McFadden
Principal Executive Officer and Principal Financial Officer

Date: 1-29-2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/W. Jameson McFadden
W. Jameson McFadden
Principal Executive Officer and Principal Financial Officer

Date: 1-29-2026